March 9, 2020

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account I
File No. 811-08075, CIK 0000836249
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2019 annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2019 annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK	Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	JPMorgan Insurance Trust	0000909221
		Lord Abbett Series Fund, Inc.	0000855396
American Century Variable Portfolios, Inc.	0000814680	MFS® Variable Insurance Trust	0000918571
American Funds Insurance Series®	0000729528	MFS® Variable Insurance Trust II	0000719269
Blackrock Variable Series Funds, Inc.	0000355916	MFS® Variable Insurance Trust III	0001065698
Blackrock Variable Series Funds II, Inc.	0001738072	MML Series Investment Fund	0000067160
BNY Mellon Investment Portfolios	0001056707	MML Series Investment Fund II	0001317146
Delaware VIP® Trust	0000814230	PIMCO Variable Insurance Trust	0001047304
Deutsche DWS Investments VIT Funds	0001006373	T. Rowe Price Equity Series, Inc.	0000918294
Eaton Vance Variable Trust	0001121746	T. Rowe Price Fixed Income Series, Inc.	0000920467
Franklin Templeton Variable Insurance Products Trust	0000837274	Variable Insurance Products Fund	0000356494
Goldman Sachs Variable Insurance Trust	1046292	Variable Insurance Products Fund II	0000831016
Janus Aspen Series	0000906185	Voya Investors Trust	0000837276
JPMorgan Insurance Trust	0000909221	Voya Variable Portfolios, Inc.	0001015965

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual) and affiliates • Springfield, MA 01111-0001 • (413) 788-8411